                                                                   Exhibit 10.30

                           SECOND AMENDMENT TO LEASE


        This Second Amendment to Lease (this "Second Amendment") is hereby entered into as of the 21 day of October, 1997 by and between CROSS POINT LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Landlord"), and UNIFI COMMUNICATIONS, INC. (formerly known as FAX International, Inc.), a Delaware corporation having an address at 900 Chelmsford Street, Lowell, Massachusetts 01851 ("Tenant").

        WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into that certain Lease (the "Original Lease") dated as of August 2, 1996, by which Landlord leased to Tenant a portion of the building (the "Building") known and numbered as 900 Chelmsford Street, Lowell, Massachusetts consisting of the entire tenth, eleventh and twelfth floors of Tower 3 of the Building, as more particularly described in Item 6 of the Schedule of the Lease and on Exhibit "A" attached to the Lease (the "Premises").

        WHEREAS, Landlord and Tenant entered into that certain First Amendment to Lease dated as of June 26, 1997 (the "First Amendment"), by which Tenant relinquished its rights as set forth in Section 29 of the Original Lease to the ninth floor of Tower 3 of the Building and Landlord gave to Tenant a right of first offer with respect to the ninth floor of Tower 3 of the Building and the tenth, eleventh, twelfth and thirteenth floors of Tower 2 of the Building, all in accordance with the terms and provisions of the First Amendment.

        WHEREAS, the Original Lease as amended by the First Amendment is hereinafter referred to as the "Lease".

        WHEREAS, Landlord and Tenant have agreed to modify certain terms and provisions of the Lease with regard to the payment of charges for heat and air conditioning during non-Normal Business Hours.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

        1. Effective on and after November 1, 1997, Item 9 of the Schedule of the Lease is hereby amended by deleting all of such Item 9 and inserting in its place the following:

              "9. Annual Base Rent: For the period from the Commencement Date
                  ----------------
        through and including the day prior to the date which is six (6) months after the Commencement Date, $648,240.60 per year; for the period from the date which is six (6) months after the Commencement Date through and including October 31, 1997, $1,220,865.60 per year: and for the period from November 1, 1997 through and including the Expiration Date, $1,275,339.60."

        2. Effective on and after November 1, 1997, Item 10 of the Schedule of the Lease is hereby amended by deleting all of such Item 10 and inserting in its place the following:

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         "10.  Monthly Base Rent:  For the period from the Commencement Date
               -----------------
     through and including the day prior to the date which is six (6) months after the Commencement Date, $54,020.05 per month; for the period from the date which is six (6) months after the Commencement Date through and including October 31, 1997, $101,738.80 per month; and for the period from November 1, 1997 through and including the Expiration Date, $106,278.30 per month."

     3. Effective on and after November 1, 1997, Section 5.B of the Lease is hereby amended by deleting the last sentence of such Section 5.B and inserting in its place the following:

         "Notwithstanding anything in this Section 5.B to the contrary, Landlord shall furnish heat and air conditioning in accordance with the requirements and conditions set forth in Exhibit "C" attached hereto to the entire tenth and eleventh floors of Tower 3 of the Building twenty-four (24) hours per day, three hundred sixty-five (365) days per year during the Term at no additional cost to Tenant."

     4. Submission of this Second Amendment for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and this Second Amendment shall not be effective unless and until execution and delivery thereof by both Landlord and Tenant.

     5. In all other respects, Landlord and Tenant hereby reaffirm all of the covenants, agreements, terms, conditions and other provisions of the Lease, except as modified hereby, and the Lease is hereby incorporated in full herein by this reference. The terms and provisions of this Second Amendment shall be effective as of the date first above written, except as otherwise provided herein.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease as a sealed instrument as of the date first above written.

                                       LANDLORD:

                                       CROSS POINT LIMITED PARTNERSHIP

                                       By: ONE INDUSTRIAL AVENUE CORP.,
                                           its Operating General Partner

                                           By: /s/ [SIGNATURE APPEARS HERE]
                                              -----------------------------
                                              Name: [NAME APPEARS HERE]
                                              Title: Exec. V.P.


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




                                            TENANT:

                                            UNIFI COMMUNICATIONS, INC.

                                            By: /s/ Paula Litscher
                                               -------------------------
                                               Name: Paula Litscher
                                               Title: V.P, Finance






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